Exhibit 24
POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel F. Akerson
DANIEL F. AKERSON Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce A. Carlson
BRUCE A. CARLSON Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ilene S. Gordon
ILENE S. GORDON Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vicki A. Hollub
VICKI A. HOLLUB Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jeh C. Johnson
JEH C. JOHNSON Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for him and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Debra L. Reed-Klages
DEBRA L. REED-KLAGES Director
January 24, 2020

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (Form 10-K), with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.
Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James D. Taiclet, Jr.
JAMES D. TAICLET, JR. Director
January 24, 2020